SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 5, 2003


                               GENERAL MILLS, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                   1-1185                     41-0274440
        --------                   ------                     ----------
(State of Incorporation)         (Commission                (IRS Employer
                                File Number)              Identification No.)


    Number One General Mills Boulevard
          Minneapolis, Minnesota                                 55426
        (Mail:  P.O. Box 1113)                              (Mail:  55440)
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (763) 764-7600



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ITEM 5.  OTHER EVENTS.

On November 5, 2003, the Registrant issued a press release in connection with a presentation to investors attending the Morgan Stanley Global Consumer Conference. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits. The following exhibit is filed as part of this report:

             99.1   Press release of General Mills, Inc. dated November 5, 2003







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                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 12, 2003

                                         GENERAL MILLS, INC.


                                         By:    /s/ Siri S. Marshall
                                              ----------------------------------
                                              Name:  Siri S. Marshall
                                              Title: Senior Vice President,
                                                     General Counsel




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                                  EXHIBIT INDEX

Exhibit
Number                                      Description
------                                      -----------

 99.1              Press release of General Mills, Inc. dated November 5, 2003.